SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2001

ENDOCARDIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108
(Address of principal executive offices)

Registrant=s telephone number, including area code:   (651) 523-6900

Not Applicable
(Former name or former address, if changed since last report)

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits.

                        (c)           Exhibits

        Exhibit No.     Description

99.1                         Press release dated October 22, 2001

Item 9.            Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the text of Endocardial Solutions, Inc.'s announcement regarding earnings results for the third quarter of 2001, as presented in a press release of October 22, 2001.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 22, 2001

ENDOCARDIAL SOLUTIONS, INC.

	By:	/s/ James W. Bullock
James W. Bullock
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.             Description

99.1                         Press release dated October 22, 2001